Exhibit 10.5

AMENDED AND RESTATED OPERATING EXPENSE RESPONSIBILITY AGREEMENT

This Amended and Restated Operating Expense Responsibility Agreement, entered into on the date set forth below, is by and among TriLinc Global, LLC, a Delaware limited liability company (“Sponsor”), TriLinc Advisors, LLC, a Delaware limited liability company (“Advisor”), and TriLinc Global Impact Fund, LLC, a Delaware limited liability company (“Fund” and together with the Sponsor and the Advisor, the “Parties”).

WHEREAS, the Sponsor has agreed to be responsible for the payment of the Fund’s cumulative operating costs paid through and including December 31, 2016, including all management fees due to the Advisor that have not been paid by the Fund, (collectively as set forth in Exhibit A hereto and referred to as “Fund Expenses”); and

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.

Expense Responsibility for Fund Expenses. The Sponsor shall pay the Fund Expenses and will not seek reimbursement of the Fund Expenses until the Fund has raised at least $200 million of gross proceeds (the “Gross Proceeds Hurdle”) in the Company’s public offering (the “Offering”) of units of its limited liability company interest (“Units”) pursuant to the Registration Statement on Form S-1 (File No. 333-185676), as declared effective by the Securities and Exchange Commission on February 25, 2013, provided any such reimbursement will not cause the Fund’s Net Asset Value per unit to fall below the prior quarter’s Net Asset Value per unit. To the extent the Fund is not successful in satisfying the Gross Proceeds Hurdle, no amount will be payable by the Fund for reimbursement to the Sponsor of the Fund Expenses.

2.

Entire Agreement. This Agreement sets forth the entire agreement of the Parties with respect to the matters contained herein and no prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective for any purpose.

3.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its principles of conflicts of laws.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement on March 25, 2017

TRILINC GLOBAL, LLC

By:
Name:	Brent L. VanNorman
Title:	COO and CFO

TRILINC ADVISORS, LLC

By:
Name:	Brent L. VanNorman
Title:	COO and CFO

TRILINC GLOBAL IMPACT FUND, LLC

By:
Name:	Gloria S. Nelund
Title:	Chairman and CEO

Attachment A

Schedule of Services Incurred by TriLinc Global Impact Fund, LLC through December 31, 2016

Vendor	Description of Services	Amount
ANDE	2013-2014 Membership	5,000
ASTA	Document Translation	3,186
Apex Fund Services	Fund Administration	216,639
Bank of NY Mellon	Fund Administration	90,000
Bank of NY Mellon	Bank fees	17,277
Board of Managers	Board Wages	633,457
Board of Managers	Board Meeting expenses	113,347
Credit Cards	Travel - Dead deal costs	62,987
Deloitte & Touche	Audit	401,400
Deloitte & Touche	Tax services	392,717
DST Systems, Inc.	Transfer Agent	870,742
Duff & Phelps	Valuation services	29,849
Emtek Solutions, LLC	PAES/TAS	7,875
Federal Agent	PAES/TAS	12,750
Greenberg Traurig	Legal Services	615,085
IDB Bank	Due Diligence	50,000
iUVO Talent	PAES/TAS	12,318
Josh Zuckerwise	Travel expenses	4,023
Legatum Global Development Limited	PAES/TAS	292,500
Leverages Notes	Interest	16,228
Lewis Kopp	Expense reimbursement	14,348
Lincoln National Insurance	Keyman insurance	8,558
Maples and Calder	Legal Services	103,911
Moss Adams	Audit and 10-Q review	356,943
MF Analytics	PAES/TAS	65,159
O'Connor Davies	SOX Compliance	60,744
PathNorth	2013 Core Membership	4,167
Paul Sanford	Travel expenses	5,212
Payroll	PAES/TAS	150,091
Pickwick Capital Partners	Leverage	4,270
Robert Mora	PAES/TAS	97,791
Rothstein Kass	SOX Implementation/Compliance	41,027
RR Donnelley	10-K, 10-Q & 8-K Processing	197,885
Spolin Cohen	Legal Services	81,564
State of California & Delaware	Franchise fees	1,945
Steve Napleton	Travel expenses	8,979
Tanir Helayel	PAES/TAS	6,779
Trilinc Advisors, LLC	Copies, postage and miscellaneous	52,998
Trilinc Advisors, LLC	eFront	304,775
Trilinc Advisors, LLC	Management fees	1,717,750
Trilinc Advisors, LLC	Incentive fees	5,130,786
Trilinc Advisors, LLC	Due Diligence	131,628
Trilinc Advisors, LLC	Travel expenses	77,792
Trilinc Advisors, LLC	Legal expenses	180,410
Troy Wiseman	Expense reimbursement	9,701
Trustees of Tufts College	PAES/TAS	18,150
Various	PAES/TAS	14,601
Willis	Fund Insurance	134,675
		$12,830,019